                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-87472
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                           PROSPECTUS - JULY 27, 1999

                           Morgan Stanley Dean Witter

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                                INFORMATION FUND
                                [GRAPHIC OMITTED]


             A MUTUAL FUND THAT SEEKS LONG-TERM CAPITAL APPRECIATION



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                    Investment Objective                           1
                            Principal Investment Strategies                1
                            Principal Risks                                2
                            Past Performance                               4
                            Fees and Expenses                              5
                            Additional Investment Strategy Information     6
                            Additional Risk Information                    7
                            Fund Management                                8
Shareholder Information     Pricing Fund Shares                            9
                            How to Buy Shares                              9
                            How to Exchange Shares                         11
                            How to Sell Shares                             13
                            Distributions                                  15
                            Tax Consequences                               15
                            Share Class Arrangements                       16
Financial Highlights                                                       24
Our Family of Funds                                                        Inside Back Cover

         This Prospectus contains important information about the Fund.
           Please read it carefully and keep it for future reference.

THE FUND

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INVESTMENT OBJECTIVE

Morgan Stanley Dean Witter Information Fund seeks long-term capital appreciation.

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(sidebar)
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
(end sidebar)

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 65% of its total assets in common stocks and investment grade convertible securities of companies engaged in the communications and information industry located throughout the world. The Fund normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. It may invest up to 50% of its assets in the securities (including depository receipts) of foreign companies; however, it will not invest more than 25% of its assets in any one foreign country. In addition, the Fund will not invest more than 10% of its assets in convertible securities. In deciding which securities to buy, hold or sell, the Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., considers business, economic and political conditions.

A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

     o designing, developing, manufacturing, providing or enabling the following products and services throughout the world: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

     o the creation, packaging, distribution, and ownership of entertainment and information programming throughout the world.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a particular time and price. A depository receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

In addition, the Fund may invest in investment grade fixed-income securities.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

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PRINCIPAL RISKS
---------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Communications and Information Industry. The Fund concentrates its investments in the communications and information industry. Because of this concentration, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than in many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

Common Stocks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

Convertible Securities. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Foreign Securities. The Fund's investments in foreign securities (including depository receipts) involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets.

Many European countries have adopted or are in the process of adopting a single European currency, referred to as the "euro." The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities the Fund may purchase are presently unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its fixed-income securities.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

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-0.20%       15.78%     54.79%
1996         '97        '98

(sidebar)
The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of June 30, 1999 was 42.52%.
(end sidebar)

PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS
(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 3 calendar years.
(end sidebar)

(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual returns with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)

During the periods shown in the bar chart, the highest return for a calendar quarter was 38.65% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was --12.45% (quarter ended March 31, 1997).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1998)

                                                              LIFE OF THE FUND
                                              PAST 1 YEAR     (SINCE 11/28/95)
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  Class A(1)                                     47.63%              --
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  Class B                                        49.79%            21.15%
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  Class C(1)                                     53.66%              --
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  Class D(1)                                     56.38%              --
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  S&P 500 Index(2)                               28.58%            28.09%
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  Lipper Science and Technology Funds Index(3)   46.94%            20.41%
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     (1) Classes A, C and D commenced operations on July 28, 1997.

     (2) The Standard & Poor's (Registered Trademark) 500 Composite Stock Price Index is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

     (3) The Lipper Science and Technology Funds Index is an equally-weighted performance index of the largest qualifying funds in the Lipper Science and Technology Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.

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FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

                                                      CLASS A       CLASS B       CLASS C       CLASS D
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  SHAREHOLDER FEES
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  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       5.25%(1)      None          None          None
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  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)             None(2)       5.00%(3)      1.00%(4)      None
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  ANNUAL FUND OPERATING EXPENSES
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  Management fee                                      0.75%         0.75%         0.75%         0.75%
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  Distribution and service (12b-1) fees               0.23%         0.94%         1.00%         None
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  Other expenses                                      0.26%         0.26%         0.26%         0.26%
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  Total annual Fund operating expenses                1.24%         1.95%         2.01%         1.01%
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(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended March 31, 1999.
(end sidebar)

     (1) Reduced for purchases of $25,000 and over.

     (2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

     (3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC. 4 Only applicable if you sell your shares within one year after purchase.

                                   ---- ----

     EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

             IF YOU SOLD YOUR SHARES:                      IF YOU HELD YOUR SHARES:
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            1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
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  CLASS A   $645     $898      $1,170    $1,946     $645     $898      $1,170    $1,946
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  CLASS B   $698     $912      $1,252    $2,275     $198     $612      $1,052    $2,275
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  CLASS C   $304     $630      $1,083    $2,338     $204     $630      $1,083    $2,338
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  CLASS D   $103     $322      $  558    $1,236     $103     $322      $  558    $1,236
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Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.

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ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal strategies.

Fixed-Income Securities. The Fund may invest up to 35% of its total assets in investment grade corporate fixed-income securities and U.S. government securities. Most fixed-income securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest or
(ii) accrue interest, but make no payments until maturity.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The portfolio turnover rate is not expected to exceed 400% annually under normal circumstances. A high turnover rate, such as 400%, will increase Fund brokerage costs. It also may increase the Fund's capital gains, which are passed along to Fund shareholders as distributions. This, in turn may increase your tax liability as a Fund shareholder. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations or changes in assets will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

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ADDITIONAL RISK INFORMATION
---------------------------

This section provides additional information relating to the principal risks of investing in the Fund.

Fixed-Income Securities. Principal risks of investing in the Fund are also associated with its fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Fund invests in investment grade securities, certain of these securities have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

Year 2000. The Fund could be adversely affected if the computer systems necessary for the efficient operation of the Investment Manager, the Fund's other service providers and the markets and corporate and governmental issuers in which the Fund invests do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Fund, the Investment Manager and its affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Corporate and governmental data processing errors also may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

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(sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, has more than $136.9 billion in assets under management or administration as of June 30, 1999.
(end sidebar)

FUND MANAGEMENT
----------------

The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

The Fund's portfolio is managed within the Investment Manager's Growth Group. Guy G. Rutherfurd, Jr., Senior Vice President of the Investment Manager, has been the Fund's primary portfolio manager since May, 1999, and has been assisted by Glen H. Frey, Assistant Vice President of the Investment Manager, since that time. Mr. Rutherfurd has been a portfolio manager with the Investment Manager since February, 1997, prior to which he was Executive Vice President and Chief Investment Officer of Nomura Asset Management (U.S.A.) Inc. (May, 1992-February,
1997). Mr. Frey has been a portfolio manager with the Investment Manager since July, 1997, prior to which time he was an investment analyst with Brinson Partners, Incorporated (April, 1995-July, 1997), and prior thereto was a graduate student at the University of Chicago Graduate School of Business.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended March 31, 1999 the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets.
                                        8

SHAREHOLDER INFORMATION

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PRICING FUND SHARES
-------------------
     The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

     The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

     The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Due to the Fund's holdings of securities that are listed primarily on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

     An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

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HOW TO BUY SHARES
-----------------

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (800) THE-DEAN for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at: www.deanwitter.com/funds
(end sidebar)

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your

Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund Shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(sidebar)

                           MINIMUM INVESTMENT AMOUNTS

                                                                                MINIMUM INVESTMENT
                                                                           ----------------------------
INVESTMENT OPTIONS                                                           INITIAL         ADDITIONAL
  Regular Accounts                                                          $1,000           $100
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  Individual Retirement Accounts:                        Regular IRAs       $1,000           $100
                                                         Education IRAs     $500             $100
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  EasyInvest(SM)
  (Automatically from your checking or savings account
  or Money Market Fund)                                                     $100*            $100*
-------------------------------------------------------------------------------------------------------

     * Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

     o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment \ amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
     o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Information Fund.

     o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

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HOW TO EXCHANGE SHARES
----------------------
Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No- Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's Prospectus for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.

Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current Prospectus for each Fund describes its investment objective(s), policies and investment minimums, and should be read before investment.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time, on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Frequent Exchanges. A pattern of frequent exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. The Fund will notify you in advance of limiting your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.

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HOW TO SELL SHARES
------------------

     You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS               PROCEDURES
--------------------- --------------------------------------------------------------------------------------------

  Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or
  Financial Advisor   other authorized financial representative.
                      --------------------------------------------------------------------------------------------
  [GRAPHIC OMITTED]   Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------- --------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                        o  your account number;
  [GRAPHIC OMITTED]     o  the dollar amount or the number of shares you wish to sell;
                        o  the Class of shares you wish to sell; and
                        o  the signature of each owner as it appears on the account.
                      --------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean
                      Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at
                      (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      --------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ
                      07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      --------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
--------------------- --------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on
  [GRAPHIC OMITTED]   a monthly, quarterly, semi-annual or annual basis, from any Fund with a balance of at least
                      $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                      --------------------------------------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                      --------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean
                      Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                      --------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, payment of the sale proceeds may be delayed for the minimum time needed to verify that the check has been honored (not more than fifteen days from the time we receive the check).

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

[GRAPHIC OMITTED]

      DISTRIBUTIONS
------------------------

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]


       TAX CONSEQUENCES
----------------------------
     As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

     Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

     o The Fund makes distributions; and
     o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

     Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and maximum annual 12b-1 fee applicable to each Class:

                                                                                                MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1 FEE
-------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                   0.25%
-------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years                1.0%
  C       1.0% CDSC during the first year                                                         1.0%
                                                                                                  ----
  D       None                                                                                    None

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC An initial sales charge you pay when purchasing
Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase.
We offer three ways to reduce your Class A sales charges -- the Combined
Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)

                                                  FRONT-END SALES CHARGE
                                           PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION           PUBLIC OFFERING PRICE     OF AMOUNT INVESTED
-------------------------------------------------------------------------------------
  Less than $25,000                           5.25%                     5.54%
-------------------------------------------------------------------------------------
  $25,000 but less than $50,000               4.75%                     4.99%
-------------------------------------------------------------------------------------
  $50,000 but less than $100,000              4.00%                     4.17%
-------------------------------------------------------------------------------------
  $100,000 but less than $250,000             3.00%                     3.09%
-------------------------------------------------------------------------------------
  $250,000 but less than $1 million           2.00%                     2.04%
-------------------------------------------------------------------------------------
  $1 million and over                           0                         0
-------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

           o A single account (including an individual, trust or fiduciary account).
           o Family member accounts (limited to husband, wife and children under the age of 21).
           o Pension, profit sharing or other employee benefit plans of companies and their affiliates.
           o  Tax-exempt organizations.
           o Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan

Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

  o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

  o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

 o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Dean Witter Reynolds' Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.

  o A MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

  o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

  o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

  o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                       CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE        OF AMOUNT REDEEMED
  First                                         5.0%
  Second                                        4.0%
  Third                                         3.0%
  Fourth                                        2.0%
  Fifth                                         2.0%
  Sixth                                         1.0%
  Seventh and thereafter                        None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

          o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

          o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

          o Sales of shares held for you as a participant in an MSDW Eligible Plan.

          o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

       o Sales of shares that (i) certain unit investment trusts purchased (on which a sales charge has been paid) or (ii) are attributable to reinvested distributions from, or the proceeds of, certain unit investment trusts.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in an MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market F Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following investor categories:

       o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

       o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination)
            approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

          o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

          o Certain unit investment trusts sponsored by Dean Witter Reynolds.

          o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

          o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                                                   FOR THE PERIOD
                                                                                                    NOVEMBER 28,
                                                                                                        1995*
                                                                                                       THROUGH
FOR THE YEAR ENDED MARCH 31,                         1999++            1998**++        1997         MARCH 31, 1996
 CLASS B
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period                $13.94            $8.94         $10.67               $10.00
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                 (0.22)           (0.18)         (0.13)               (0.01)
  Net realized and unrealized gain (loss)              6.99             5.18          (1.60)                0.69
                                                     -------------------------------------------------------------
 Total income (loss) from investment operations        6.77             5.00          (1.73)                0.68
------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
  In excess of net investment income                     --                 --            --               (0.01)
  From net realized gain                              (1.72)                --            --                    --
                                                     -------------------------------------------------------------
 Total dividends and distributions                    (1.72)                --            --               (0.01)
------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $18.99           $13.94          $8.94               $10.67
------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        53.44%           56.10%        (16.31)%               6.77%(1)
 RATIOS TO AVERATE NET ASSETS:
 Expenses                                              1.95%(3)         2.05%          2.01%                2.31%(2)
------------------------------------------------------------------------------------------------------------------
 Net investment loss                                  (1.45)%(3)       (1.54)%        (1.16)%              (0.51)%(2)
------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
 Net assets, end of period, in thousands           $580,994          $267,384         $213,726           $207,321
------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                419%              218%             132%                 8%(1)
------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                  FOR THE PERIOD
                                              FOR THE YEAR        JULY 28, 1997*
                                                 ENDED               THROUGH
                                             MARCH 31, 1999       MARCH 31, 1998
 CLASS A
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period              $14.02             $ 11.43
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment loss                               (0.11)              (0.08)
  Net realized and unrealized gain                   7.04                2.67
                                                   -----------------------------
 Total income from investment operations             6.93                2.59
--------------------------------------------------------------------------------
 Less distributions from
  Net realized gain                                 (1.72)                  --
                                                   -----------------------------
 Net asset value, end of period                    $19.23             $ 14.02
--------------------------------------------------------------------------------
 TOTAL RETURN+                                      54.33%              22.66%(1)
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                            1.24%(3)            1.27%(2)
--------------------------------------------------------------------------------
 Net investment loss                                (0.74)%(3)          (0.93)%(2)
--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands           $5,253               $206
--------------------------------------------------------------------------------
 Portfolio turnover rate                              419%               218%
--------------------------------------------------------------------------------

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                     FOR THE PERIOD
                                                 FOR THE YEAR        JULY 28, 1997*
                                                     ENDED               THROUGH
                                                MARCH 31, 1999       MARCH 31, 1998
 CLASS C++
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period               $13.94               $11.43
-----------------------------------------------------------------------------------
 Income (loss) from Investment operations:
  Net investment loss                                (0.24)               (0.14)
  Net realized and unrealized gain                    7.00                 2.65
-----------------------------------------------------------------------------------
 Total income from investment operations              6.76                 2.51
-----------------------------------------------------------------------------------
 Less distributions from
  Net realized gain                                  (1.72)                  --
-----------------------------------------------------------------------------------
 Net asset value, end of period                     $18.98               $13.94
-----------------------------------------------------------------------------------
 TOTAL RETURN+                                       53.36%               21.96%(1)
-----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                             2.01%(3)             2.05%(2)
-----------------------------------------------------------------------------------
 Net investment loss                                 (1.51)%(3)           (1.72)%(2)
-----------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands           $11,890                $249
-----------------------------------------------------------------------------------
 Portfolio turnover rate                               419%                218%
-----------------------------------------------------------------------------------

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                 FOR THE PERIOD
                                             FOR THE YEAR        JULY 28, 1997*
                                                ENDED               THROUGH
                                            MARCH 31, 1999       MARCH 31, 1998
 CLASS D+
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period           $14.03                $11.43
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment loss                            (0.08)                (0.07)
  Net realized and unrealized gain                7.10                  2.67
--------------------------------------------------------------------------------
 Total income from investment operations          7.02                  2.60
 Less distributions from
  Net realized gain                              (1.72)                    --
                                                --------------------------------
 Net asset value, end of period                 $19.33                $14.03
--------------------------------------------------------------------------------
 TOTAL RETURN+                                   54.96%                22.75%(1)
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                         1.01%(3)              1.04%(2)
--------------------------------------------------------------------------------
 Net investment loss                             (0.51)%(3)            (0.82)%(2)
--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands         $2,440                $1,464
--------------------------------------------------------------------------------
 Portfolio turnover rate                            419%                  218%
--------------------------------------------------------------------------------

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES



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MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

               The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family
--------------------------------------------------------------------------------
GROWTH FUNDS
GROWTH FUNDS
Aggressive Equity Fund
American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Equity Fund
Growth Fund
Market Leader Trust
Mid-Cap Equity Trust
Small Cap Growth Fund
Special Value Fund
Value Fund
THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Precious Metals and Minerals Trust
GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas" Portfolio
European Growth Fund
Fund of Funds - International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

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GROWTH & INCOME FUNDS
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Fund of Funds - Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund
Total Return Trust
Value/Added Market Series/Equity Portfolio
THEME FUNDS
Global Utilities Fund
Real Estate Fund
Utilities Fund
GLOBAL FUNDS
Global Dividend Growth Securities

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INCOME FUNDS
GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust
DIVERSIFIED INCOME FUNDS
Diversified Income Trust
CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund(NL)
GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust
TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust(FSC)
Limited Term Municipal Trust(NL)
Multi-State Municipal Series Trust(FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

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MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund(MM)
U.S. Government Money Market Trust(MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust(MM)
New York Municipal Money Market Trust(MM)
Tax-Free Daily Income Trust(MM)
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There may be Funds created after this Prospectus was published. Please consult the inside back cover of a new Fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, unless otherwise noted, is a Multi-Class Fund, which is a mutual fund offering multiple Classes of shares. The other types of Funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Morgan Stanley Dean Witter


     INFORMATION FUND




[GRAPHIC OMITTED]




A MUTUAL FUND THAT SEEKS LONG-TERM CAPITAL APPRECIATION




                           PROSPECTUS JULY 27, 1999

     Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                (800) 869-NEWS

     You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                            WWW.DEANWITTER.COM/FUNDS

     Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.


TICKER SYMBOLS:
  CLASS A:          IFOAX
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  CLASS B:          IFOBX
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  CLASS C:          IFOCX
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  CLASS D:          IFODX
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(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-8916)